UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________

FORM 8-K
_____________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 18, 2012

_____________________________

CC MEDIA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
_____________________________

Delaware	000-53354	26-0241222
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

200 East Basse Road
San Antonio, Texas 78209
(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 822-2828

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 18, 2012, at the Annual Meeting of Stockholders of Clear Channel Outdoor Holdings, Inc. (“CCOH”), an indirect subsidiary of CC Media Holdings, Inc. (the “Company”), CCOH’s stockholders approved CCOH’s 2012 Stock Incentive Plan and CCOH’s Amended and Restated 2006 Annual Incentive Plan.  The summaries of the 2012 Stock Incentive Plan and the Amended and Restated 2006 Annual Incentive Plan below are qualified in their entirety by reference to the full text of the plans filed herewith as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

2012 Stock Incentive Plan

CCOH’s 2012 Stock Incentive Plan is a broad-based incentive plan that provides for granting stock options, stock appreciation rights, restricted stock, deferred stock awards, and performance-based cash and stock awards to any of CCOH’s or its subsidiaries’ present or future directors, officers, employees, consultants, or advisers.

Subject to adjustments as required or permitted by the 2012 Stock Incentive Plan’s terms, under the 2012 Stock Incentive Plan, CCOH may issue a total of (1) 29,142,027 shares of CCOH’s Class A common stock, $.01 par value per share, plus (2) the number of shares of common stock granted under CCOH’s 2005 Stock Incentive Plan, as amended and restated, that would be considered “Lapsed Awards” under Section 3.2 of the 2012 Stock Incentive Plan (as more fully described below) had they been granted under the 2012 Stock Incentive Plan.

The following shares are not taken into account in applying these limitations: (1) shares covered by awards that expire or are canceled, forfeited, settled in cash, or otherwise terminated; (2) shares delivered to CCOH or withheld by CCOH for the payment or satisfaction of purchase price or tax withholding obligations associated with the exercise or settlement of an award; and (3) shares covered by stock-based awards assumed by CCOH in connection with the acquisition of another company or business (collectively, “Lapsed Awards”).

Unless sooner terminated, the 2012 Stock Incentive Plan will terminate on the tenth anniversary of the date of its adoption by CCOH’s Board of Directors, or February 16, 2022.  CCOH’s 2005 Stock Incentive Plan, as amended and restated, automatically terminated (other than with respect to outstanding awards) upon stockholder approval of the 2012 Stock Incentive Plan at CCOH’s Annual Meeting of Stockholders on May 18, 2012 and, as a result of such termination, there are no shares available for new grants under CCOH’s 2005 Stock Incentive Plan.

Amended and Restated 2006 Annual Incentive Plan

CCOH’s Amended and Restated 2006 Annual Incentive Plan provides for the award of performance-based compensation to executive officers and other selected key employees of CCOH and its subsidiaries that will not be subject to the executive compensation deduction limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended.  All awards under CCOH’s Amended and Restated 2006 Annual Incentive Plan will be settled in cash.

Item 5.07                      Submission of Matters to a Vote of Security Holders

On May 18, 2012, the Company held its Annual Meeting of Stockholders.  Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the Company’s Annual Meeting of Stockholders.

1.           The Company’s stockholders elected each of the thirteen nominees for directors to serve until the next Annual Meeting of Stockholders or until his successor shall have been elected and qualified.

Proposal 1. Election of Directors	Votes For	Votes Withheld	Broker Non-Votes

Class A Common Stock
David C. Abrams	20,207,893	88,235	1,817,171
Irving L. Azoff	20,207,993	88,135	1,817,171
Steven W. Barnes	17,793,695	2,502,433	1,817,171
Richard J. Bressler	17,714,520	2,581,608	1,817,171
Charles A. Brizius	17,802,372	2,493,756	1,817,171
John P. Connaughton	17,714,282	2,581,846	1,817,171
Blair E. Hendrix	17,714,490	2,581,638	1,817,171
Jonathon S. Jacobson	20,208,458	87,670	1,817,171
Ian K. Loring	17,714,772	2,581,356	1,817,171
Mark P. Mays	17,868,670	2,427,458	1,817,171
Randall T. Mays	17,868,878	2,427,250	1,817,171
Robert W. Pittman	17,880,718	2,415,410	1,817,171
Scott M. Sperling	17,714,802	2,581,326	1,817,171

Proposal 1. Election of Directors	Votes For	Votes Withheld	Broker Non-Votes

Class B Common Stock
David C. Abrams	59,523,058	0	0
Irving L. Azoff	59,523,058	0	0
Steven W. Barnes	59,523,058	0	0
Richard J. Bressler	59,523,058	0	0
Charles A. Brizius	59,523,058	0	0
John P. Connaughton	59,523,058	0	0
Blair E. Hendrix	59,523,058	0	0
Jonathon S. Jacobson	59,523,058	0	0
Ian K. Loring	59,523,058	0	0
Mark P. Mays	59,523,058	0	0
Randall T. Mays	59,523,058	0	0
Robert W. Pittman	59,523,058	0	0
Scott M. Sperling	59,523,058	0	0

Proposal 1. Election of Directors	Votes For	Votes Withheld	Broker Non-Votes

Total
David C. Abrams	79,730,951	88,235	1,817,171
Irving L. Azoff	79,731,051	88,135	1,817,171
Steven W. Barnes	77,316,753	2,502,433	1,817,171
Richard J. Bressler	77,237,578	2,581,608	1,817,171
Charles A. Brizius	77,325,430	2,493,756	1,817,171
John P. Connaughton	77,237,340	2,581,846	1,817,171
Blair E. Hendrix	77,237,548	2,581,638	1,817,171
Jonathon S. Jacobson	79,731,516	87,670	1,817,171
Ian K. Loring	77,237,830	2,581,356	1,817,171
Mark P. Mays	77,391,728	2,427,458	1,817,171
Randall T. Mays	77,391,936	2,427,250	1,817,171
Robert W. Pittman	77,403,776	2,415,410	1,817,171
Scott M. Sperling	77,237,860	2,581,326	1,817,171

2.           The selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2012 was ratified.

Proposal 2. Ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm for the year ending December 31, 2012	Votes For	Votes Against	Abstentions	Broker Non-Votes

Class A Common Stock	22,047,545	64,748	1,006	0
Class B Common Stock	59,523,058	0	0	0

Total	81,570,603	64,748	1,006	0

Item 9.01                      Financial Statements and Exhibits

(d)	Exhibits

10.1
Clear Channel Outdoor Holdings, Inc. 2012 Stock Incentive Plan (Incorporated by reference to Exhibit 99.1 to the Clear Channel Outdoor Holdings, Inc. Registration Statement on Form S-8 (File No. 333-181514) filed May 18, 2012).

10.2
Clear Channel Outdoor Holdings, Inc. Amended and Restated 2006 Annual Incentive Plan (Incorporated by reference to Appendix B to the Clear Channel Outdoor Holdings, Inc. definitive proxy statement on Schedule 14A for its 2012 Annual Meeting of Stockholders filed April 9, 2012).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CC MEDIA HOLDINGS, INC.

Date: May 21, 2012	By:	/s/ Hamlet T. Newsom, Jr.
Hamlet T. Newsom, Jr.
Vice President, Associate General Counsel and
Assistant Secretary

Exhibit Index

Exhibit No.	Description
10.1
Clear Channel Outdoor Holdings, Inc. 2012 Stock Incentive Plan (Incorporated by reference to Exhibit 99.1 to the Clear Channel Outdoor Holdings, Inc. Registration Statement on Form S-8 (File No. 333-181514) filed May 18, 2012).

10.2
Clear Channel Outdoor Holdings, Inc. Amended and Restated 2006 Annual Incentive Plan (Incorporated by reference to Appendix B to the Clear Channel Outdoor Holdings, Inc. definitive proxy statement on Schedule 14A for its 2012 Annual Meeting of Stockholders filed April 9, 2012).